UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 9, 2006 (January 6, 2006)
Endo Pharmaceuticals Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15989	13-4022871

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Endo Boulevard, Chadds Ford, PA	19317

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(610) 558-9800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On January 6, 2006, the Registrant announced the appointment of John J. Delucca to its Board of Directors. An independent, outside director, Delucca also will be a member of Endo’s audit committee. Mr. Delucca replaces Frank J. Loverro, a partner of Kelso & Company, who had been a member of the Board since July 2000 and who resigned effective January 6, 2006. Mr. Loverro was also a member of the compensation and nominating committees of the Board of Directors. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a)     Financial Statements of Business Acquired.
Not applicable.
(b)     Pro Forma Financial Information.
Not applicable.
(c)      Exhibits.

Exhibit Number	Description

99.1	Press Release of Endo Pharmaceuticals Holdings Inc. dated January 6, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC. (Registrant)
By:	/s/ CAROLINE B. MANOGUE
	Name:	Caroline B. Manogue
	Title:	Executive Vice President, Chief Legal Officer & Secretary

Dated: January 9, 2006

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of Endo Pharmaceuticals Holdings Inc. dated January 6, 2006.